Exhibit 99.2

DTE Energy

Q1 2010

Supplemental Financial Information

Q1 2010 Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	March 31	December 31
(in Millions)	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$193	$52
Restricted cash	39	84
Accounts receivable (less allowance for doubtful accounts of $263 and $262, respectively)
Customer	1,403	1,438
Other	60	217
Inventories
Fuel and gas	233	309
Materials and supplies	210	200
Deferred income taxes	163	167
Derivative assets	265	209
Other	167	201

	2,733	2,877

Investments
Nuclear decommissioning trust funds	859	817
Other	477	598

	1,336	1,415

Property
Property, plant and equipment	20,924	20,588
Less accumulated depreciation, depletion and amortization	(8,270)	(8,157)

	12,654	12,431

Other Assets
Goodwill	2,024	2,024
Regulatory assets	4,099	4,110
Securitized regulatory assets	835	870
Intangible assets	54	54
Notes receivable	130	113
Derivative assets	150	116
Other	188	185

	7,480	7,472

Total Assets	$24,203	$24,195

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	March 31	December 31
(in Millions, Except Shares)	2010	2009
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$637	$723
Accrued interest	148	114
Dividends payable	88	88
Short-term borrowings	—	327
Gas inventory equalization	190	—
Current portion long-term debt, including capital leases	677	671
Derivative liabilities	239	220
Other	503	502

	2,482	2,645

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,242	6,237
Securitization bonds	717	793
Trust preferred-linked securities	289	289
Capital lease obligations	47	51

	7,295	7,370

Other Liabilities
Deferred income taxes	2,191	2,096
Regulatory liabilities	1,362	1,337
Asset retirement obligations	1,456	1,420
Unamortized investment tax credit	82	85
Derivative liabilities	184	198
Liabilities from transportation and storage contracts	92	96
Accrued pension liability	699	881
Accrued postretirement liability	1,338	1,287
Nuclear decommissioning	142	136
Other	285	328

	7,831	7,864

Equity
Common stock, without par value, 400,000,000 shares authorized, 168,409,616 and 165,400,045 shares issued and outstanding, respectively	3,388	3,257
Retained earnings	3,309	3,168
Accumulated other comprehensive loss	(146)	(147)

Total DTE Energy Company Equity	6,551	6,278
Noncontrolling interests	44	38

Total Equity	6,595	6,316

Total Liabilities and Equity	$24,203	$24,195

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2010	2009
Operating Activities
Net income	$230	$179
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	251	232
Deferred income taxes	36	66
Other asset (gains), losses and reserves, net	1	(3)
Changes in assets and liabilities, exclusive of changes shown separately	299	365

Net cash from operating activities	817	839

Investing Activities
Plant and equipment expenditures — utility	(209)	(303)
Plant and equipment expenditures — non-utility	(30)	(23)
Proceeds from sale of other assets, net	13	30
Restricted cash for debt redemption	49	64
Proceeds from sale of nuclear decommissioning trust fund assets	59	113
Investment in nuclear decommissioning trust funds	(68)	(113)
Consolidation of equity method companies	19	—
Other investments	(4)	(24)

Net cash from (used) for investing activities	(171)	(256)

Financing Activities
Redemption of long-term debt	(90)	(86)
Short-term borrowings, net	(330)	(414)
Issuance of common stock	9	9
Dividends on common stock	(88)	(86)
Other	(6)	(4)

Net cash used for financing activities	(505)	(581)

Net Increase in Cash and Cash Equivalents	141	2
Cash and Cash Equivalents at Beginning of Period	52	86

Cash and Cash Equivalents at End of Period	$193	$88

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2010	2009
Operating Revenues	$1,146	$1,118

Operating Expenses
Fuel and purchased power	343	340
Operation and maintenance	309	316
Depreciation and amortization	204	188
Taxes other than income	65	60
Asset (gains) losses and reserves, net	(1)	—

	920	904

Operating Income	226	214

Other (Income) and Deductions
Interest expense	81	79
Other income	(8)	(7)
Other expenses	6	12

	79	84

Income Before Income Taxes	147	130

Income Tax Provision	56	52

Net Income	$91	$78

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended
	March 31
(in Millions)	2010	2009
Operating Revenues	$745	$759

Operating Expenses
Cost of gas	458	503
Operation and maintenance	108	114
Depreciation and amortization	26	26
Taxes other than income	16	13

	608	656

Operating Income	137	103

Other (Income) and Deductions
Interest expense	17	16
Interest income	(2)	(2)
Other income	(2)	(3)
Other expenses	1	3

	14	14

Income Before Income Taxes	123	89

Income Tax Provision	44	26

Net Income	$79	$63

DTE Energy Debt/Equity Calculation
As of March 31, 2010
($ millions)

Short-term borrowings	$—
Current portion of long-term debt, including capital leases	677
Mortgage bonds, notes and other	6,242
Securitization bonds, excluding current portion	717
Capital lease obligations	47
less MichCon short-term debt	—
less Securitization bonds, including current portion	(861)

Total debt	6,822

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,551

Total capitalization	$13,662

Debt	49.9%
Preferred	2.1%
Common shareholders’ equity	48.0%

Total	100.0%

Sales Analysis — Q1 2010
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2010	Q1 2009	% Change
Residential	3,665	3,738	-2%
Commercial	3,942	4,423	-11%
Industrial	2,475	2,637	-6%
Other	802	817	-2%

	10,884	11,615	-6%
Choice	1,103	317	248%

TOTAL SALES	11,987	11,932	0%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2010	Q1 2009	% Change
Residential	467,973	447,022	5%
Commercial	385,170	410,028	-6%
Industrial	160,679	197,049	-18%
Other	45,757	48,915	-6%

	1,059,579	1,103,014	-4%
Choice	25,728	11,116	131%

TOTAL REVENUES	1,085,307	1,114,130	-3%

Gas Sales — MichCon Service Area (MMcf)

	Q1 2010	Q1 2009	% Change
Residential	43,157	50,191	-14%
Commercial	12,075	16,427	-26%
Industrial	216	595	-64%

	55,448	67,213	-18%
End User Transportation*	43,953	41,605	6%

TOTAL SALES	99,401	108,818	-9%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q1 2010	Q1 2009	% Change
Residential	474,263	486,808	-3%
Commercial	131,897	159,772	-17%
Industrial	2,359	5,093	-54%

	608,519	651,673	-7%
End User Transportation*	76,993	52,356	47%

TOTAL REVENUES	685,511	704,029	-3%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2010	Q1 2009	% Change
Actuals			N/A
Normal

Deviation from normal	N/A	N/A
Heating Degree Days
MichCon service territory

	Q1 2010	Q1 2009	% Change
Actuals	3,040	3,397	-11%
Normal	3,309	3,306

Deviation from normal	-8%	3%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q1 2010	Q1 2009
MichCon	(8)	3	Milder weather reduced MichCon’s earnings by $8M Q1 2010